UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 15, 2002

                    SALOMON SMITH BARNEY HOLDINGS INC.
          (Exact name of registrant as specified in its charter)
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        New York                  1-4346             11-2418067
     (State or other           (Commission         (IRS Employer
      jurisdiction             File Number)     Identification No.)
    of incorporation)


                 388 Greenwich Street, New York, NY 10013
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              (Address of principal executive offices) (Zip Code)


                              (212) 816-6000
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           (Registrant's telephone number, including area code)

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                    SALOMON SMITH BARNEY HOLDINGS INC.
                        Current Report on Form 8-K


Item 5.  Other Events


Results of Operations

(Unaudited)

This report summarizes the results of operations of Salomon Smith Barney Holdings Inc. for the three- and nine-month periods ended September 30, 2002 and 2001 and provides certain additional financial information.

                SALOMON SMITH BARNEY HOLDINGS INC.
                     SELECTED FINANCIAL DATA
                  (Unaudited, dollars in millions)


                                                                  September 30,
                                                              ------------------

                                                                  2002      2001
                                                                  ----      ----
Total stockholder's equity                                    $ 12,651  $ 11,441
Total assets under fee-based management                       $409,400  $472,240

                                                   Three               Nine
                                               Months Ended        Months Ended
                                               September 30,       September 30,
                                             ----------------- -----------------
                                                 2002    2001     2002      2001
                                                 ----    ----     ----      ----
Revenues:
   Commissions                                 $  952  $  826  $ 2,910   $ 2,760
   Investment banking                             757     815    2,631     2,933
   Asset management and administration fees       765     842    2,449     2,499
   Principal transactions                         (35)      8      628     1,741
   Other                                          216     143      484       446
                                               ------  ------   ------    ------

      Total noninterest revenues                2,655   2,634    9,102    10,379
                                               ------  ------   ------    ------
   Interest and dividends                       2,475   3,410    7,189    11,468
   Interest expense                             1,829   2,814    5,084     9,941
                                               ------  ------   ------    ------
      Net interest and dividends                  646     596    2,105     1,527
                                               ------  ------   ------    ------

      Revenues, net of interest expense         3,301   3,230   11,207    11,906
                                               ------  ------   ------    ------
Noninterest expenses:
   Compensation and benefits                    1,719   1,564    6,076     6,129
   Floor brokerage and other production           162     162      488       528
   Communications                                 161     161      475       498
   Occupancy and equipment                        136     152      402       472
   Advertising and market development              66      72      212       276
   Professional services                           89      74      211       241
   Other operating and administrative expenses    129      76      313       356
   Restructuring charge(credit)                    (9)      -       (9)      112
                                               ------  ------   ------    ------
      Total noninterest expenses                2,453   2,261    8,168     8,612
                                               ------  ------   ------    ------
Income before income taxes and cumulative
  effect of changes in accounting principles      848     969    3,039     3,294

Provision for income taxes                        319     363    1,138     1,187
                                               ------  ------   ------    ------

Income before cumulative effect of
changes in accounting principles                  529     606    1,901     2,107
                                               ------  ------   ------    ------

Cumulative effect of changes in accounting
  principles (net of tax benefit of $16
  and $1, respectively)                             -       -      (24)      (1)
                                               ------  ------   ------    ------
Net income                                     $  529  $  606   $1,877    $2,106
                                               ======  ======   ======    ======






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                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 17, 2002       SALOMON SMITH BARNEY HOLDINGS INC.


                               By: /s/Cliff Verron
                                  ------------------------
                                        Cliff Verron
                                        Controller